SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

                    Pursuant to Section 13, or 15(d) of the
                        Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported)
                                January 10, 1995

                           COLGATE-PALMOLIVE COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

            1-644-2                                         13-1815595
            -------                                         ----------
(Commission File Number)                                    (IRS Employer
                                                         Identification No.)

300 Park Avenue New York, NY                                    10022
- ----------------------------                                    -----
(Address of principal executive offices)                      (Zip code)

       Registrant's telephone number, including area code (212) 310-2000
                                                          --------------

     Total number of sequentially numbered pages in this filing, including exhibits thereto:

Item 7. Financial Statements and Exhibits
        ---------------------------------

        (a) Financial statements of business acquired (Filed previously under Form 8-K)

            (1) Kolynos audited combined statements of net assets to be sold as of November 30, 1994 and 1993.

            (2) Kolynos audited combined statement of income for the years ended November 30, 1994, 1993 and 1992.

            (3) Kolynos audited combined statements of cash flows for the years ended November 30, 1994 and 1993.

            (4) Notes to Kolynos audited combined financial statements as of and for the years ended November 30, 1994 and 1993.

            (5) Independent Auditors' Report dated January 9, 1995

        (b) Pro forma financial information

            (1) Introductory paragraphs.

            (2) Pro Forma Combined Statement of Income for the year ended
                December 31, 1994 which combines the consolidated statement of income of Colgate-Palmolive Company for its year ended December 31, 1994 with that of the combined Kolynos oral care business for its fiscal year ended November 30, 1994.

            (3) Pro Forma Combined Balance Sheet at December 31, 1994, which combines the consolidated balance sheet of Colgate-Palmolive Company at December 31, 1994 with that of the combined Kolynos oral care business at November 30, 1994.

            (4) Notes to Pro Forma Combined Financial Statements.

        (c) Exhibits (Filed previously under Form 8-K)

            The Exhibit number corresponds to the number assigned to such
            Exhibit in the Exhibit Table of Item 601 of Regulation SK

                 Exhibit Number                 Description
                 --------------                 -----------

                       2                        Purchase Agreement among
                                                American Home Products
                                                Corporation, Colgate-Palmolive
                                                Company and KAC Corp.
                                                January 9, 1995

Pro Forma Financial Information

Introductory Paragraphs

As previously reported in the Registrant's Current Report on Form 8-K dated January 10, 1995, the Colgate-Palmolive Company ("Company") acquired the Kolynos oral care business ("Kolynos") of Whitehall International, Inc., a subsidiary of American Home Products Corporation for U.S. $1.04 billion in cash.

The acquisition will be accounted for using the purchase method of accounting. This Report on Form 8 amends the Company's Current Report on Form 8-K dated January 10, 1995 to include the Pro Forma Combined Statement of Income combining the consolidated statement of income of the Company for its year ended December 31, 1994 with that of Kolynos for its fiscal year ended November 30, 1994, as well as the Pro Forma Combined Balance Sheet at December 31, 1994, which combines the consolidated balance sheet of Colgate-Palmolive Company at December 31, 1994 with that of Kolynos at November 30, 1994.

                          COLGATE-PALMOLIVE COMPANY
                    PRO FORMA COMBINED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1994

                (Dollars in millions except per share amounts)

                                 (unaudited)

                                     HISTORICAL              PRO FORMA
                                  COLGATE   KOLYNOS
                                 12/31/94  11/30/94   ADJUSTMENTS    COMBINED

NET SALES                        $7,587.9    $288.2    $(10.0)(A)    $7,866.1

COST OF SALES                     3,913.3     105.0                   4,018.3

GROSS PROFIT                      3,674.6     183.2     (10.0)        3,847.8

SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES           2,708.0     133.1      15.4 (B)     2,856.5

INTEREST EXPENSE, NET                86.7       0.0      72.8 (C)       159.5

INCOME BEFORE INCOME TAXES          879.9      50.1     (98.2)          831.8

PROVISION FOR INCOME TAXES          299.7      21.2     (33.4)(D)       287.5

NET INCOME                         $580.2     $28.9    $(64.8)         $544.3

EARNINGS PER SHARE

PRIMARY                             $3.82                               $3.58

WEIGHTED AVERAGE SHARES
OUTSTANDING (millions)              146.2                               146.2

FULLY DILUTED                       $3.56                               $3.32

WEIGHTED AVERAGE SHARES
OUTSTANDING (millions)              160.4                               160.4



The pro forma financial information is not necessarily indicative of either the results of operations that would have occurred had the Company and Kolynos actually been combined during the periods presented or the future results of operations of the combined companies. Although the Company intends to operate Kolynos in Brazil as a separate operation, there are certain other benefits that are anticipated to be realized from the implementation of the Company's integration plans which are not included in the pro forma information. The Company believes that future growth opportunities, as well as the benefits of such integration plans when fully implemented, will reduce and eventually more than offset any dilutive impact on earnings per share.


             See Notes to Pro Forma Combined Financial Statements

                          COLGATE-PALMOLIVE COMPANY
                       PRO FORMA COMBINED BALANCE SHEET
                              DECEMBER 31, 1994

                            (Dollars in millions)

                                 (unaudited)

                                    HISTORICAL                PRO FORMA
                                 COLGATE    KOLYNOS
                                12/31/94   11/30/94   ADJUSTMENTS     COMBINED

ASSETS

CURRENT ASSETS                  $2,177.7      $47.9    $    -         $2,225.6

PROPERTY, PLANT AND EQUIPMENT,
NET                              1,988.1       26.4         -          2,014.5

GOODWILL AND OTHER
INTANGIBLES, NET                 1,671.8          -     988.4 (E)      2,660.2

OTHER ASSETS                       304.8          -         -            304.8

TOTAL ASSETS                    $6,142.4      $74.3    $988.4         $7,205.1
                                ========      =====    ======         ========


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES             $1,529.2      $20.1   $  (5.4)(F)     $1,543.9

LONG-TERM DEBT                   1,751.5          -   1,112.8 (G)      2,864.3

DEFERRED INCOME TAXES              295.4          -         -            295.4

OTHER LIABILITIES                  743.4          -         -            743.4

SHAREHOLDERS' EQUITY             1,822.9       54.2    (119.0)(H)      1,758.1

LIABILITIES AND
SHAREHOLDERS' EQUITY            $6,142.4      $74.3    $988.4         $7,205.1
                                ========      =====    ======         ========


             See Notes to Pro Forma Combined Financial Statements

                          COLGATE-PALMOLIVE COMPANY
                              NOTES TO PRO FORMA
                        COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1994

                            (Dollars in millions)
                                 (unaudited)

NOTE 1.  Pro Forma Adjustments                            Increase (Decrease)
                                                          -------------------
(A) Adjustment to Net Sales to reclassify Kolynos trade
    promotions expense to conform with the Company's
    presentation.  See (B).                                    $  (10.0)

(B) Pro Forma adjustments to Selling, General and
    Administrative Expenses:

    (1) Reclassification of Kolynos trade promotions
        to conform with the Company's presentation.            $  (10.0)

    (2) Amortization of estimated goodwill of
        approximately $1,013.8 over a 40 years life.               25.4
                                                               ========
                                                               $   15.4
                                                               ========
(C) Record expense on debt incurred of $1,040.0 at an
    average rate of 7% to finance the acquisition.             $   72.8
                                                               ========
(D) To record the income tax benefit associated with the
    pro forma adjustments.                                     $  (33.4)
                                                               ========
(E) To record the goodwill and other intangibles
    related to the acquisition net of amortization
    for the period.                                            $  988.4
                                                               ========
(F) Pro Forma adjustments to Current Liabilities:

    (1) To record the tax benefit associated with the
        pro forma adjustments assuming no deferred tax
        implications.                                          $  (33.4)

    (2) To accrue for capitalized professional
        fees related to the transaction.                           28.0
                                                               --------
                                                               $   (5.4)
                                                               ========
(G) To record debt incurred to finance the acquisition
    at the beginning of the year and make interest
    payments at the end of the year.                           $1,112.8
                                                               ========
(H) Pro Forma adjustments to Shareholders' Equity:

    (1) To record the net effect of the pro forma
        adjustments above.                                     $  (64.8)

    (2) To record the elimination of the shareholders'
        equity of Kolynos                                         (54.2)
                                                               ---------
                                                               $ (119.0)
                                                               =========

NOTE 2.  Earnings Per Share

  Primary earnings per share are determined by dividing net income, after deducting preferred stock dividends net of related tax benefits of $21.6, by the weighted average shares.

  Fully diluted earnings per share are calculated assuming the conversion of all potentially dilutive securities, including convertible preferred stock and outstanding options, unless the effect of such conversion is antidilutive. This calculation also assumes, reduction of available income by pro forma ESOP replacement funding, net of income taxes.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                  COLGATE-PALMOLIVE COMPANY



Date:  March 23, 1995                              By:______________________
                                                       Stephen C. Patrick
                                                         Vice President
                                                      Corporate Controller